SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 5, 2002
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                     NATIONAL PENN BANCSHARES, INC.
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           (Exact name of registrant as specified in its charter)


       Pennsylvania                0-10957           23-2215075
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(State or other jurisdiction    (Commission     (I.R.S. Employer
     of incorporation)          File Number)       Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA        19512
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  (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
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                               N/A
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 (Former name or former address, if changed since last report)




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Item 5.  Other Events.
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         On December 5, 2002, in response to inquiries from the marketplace,
National Penn Bancshares, Inc. issued the following press release:


NATIONAL PENN
BANCSHARES, INC.                  News Release

Division:

For Release:    Immediate

Contact:      Gary L. Rhoads, Treasurer and CFO, National Penn
              Bancshares, Inc. -  610-369-6341
              (glrhoads@natpennbank.com)


           NATIONAL PENN ISSUES STATEMENT REGARDING PANASIA BANK, N.A.

         Boyertown, PA, December 5, 2002. . . In response to inquiries from the marketplace, National Penn Bancshares, Inc., parent company of National Penn Bank and Panasia Bank, N.A., confirmed that Sandler O'Neill & Partners, L.P. is acting as National Penn's financial advisor regarding a possible sale of Panasia or an alternative strategic transaction involving Panasia.

         Management stated that since the acquisition of Panasia in July 2000, it has been National Penn's intention to return ownership of Panasia to the Korean-American community, through a sale in one or more transactions, over a period of years. Sandler O'Neill is acting to determine the level of interest among possible acquirors of Panasia as a whole, as opposed to a possible sale of Panasia in the public capital markets or otherwise.

         Management stressed that no transaction has been agreed to, and no assurance can be given that a transaction will be agreed to or occur. Today, Panasia continues to operate its banking business in the ordinary course, with special emphasis on serving the Korean-American community.

         National Penn Bancshares, Inc. is a $2.9 billion financial services company headquartered in Boyertown, PA. NPBC currently operates 58 community offices in southeastern Pennsylvania through National Penn Bank and two community offices in southeastern Pennsylvania through Panasia Bank N.A. Panasia Bank N.A. also operates four community offices in the northern New Jersey marketplace and one office in Annandale, Virginia. Trust and investment management services are provided through Investors

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Trust Company; brokerage services are provided through Penn Securities, Inc.;
mortgage banking activities are provided through Penn 1st Financial Services, Inc.; and leasing products are offered through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at http://www.nationalpennbancshares.com.

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to the following risks and uncertainties -- deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn's reports filed from time to time with the Securities and Exchange Commission. National Penn cautions readers not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL PENN BANCSHARES, INC.


                                                   By /s/Wayne R. Weidner
                                                     ---------------------------
                                                      Name:  Wayne R. Weidner
                                                      Title: Chairman, President
                                                             and CEO

Dated:  December 5, 2002

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